Welcome to the 2025 Omaha Brunch

A tradition since 1991

MARKEL GROUP

MARKEL
GROUP

Forward-looking statements and non-GAAP financial measures

This recording may include forward-looking statements. Additional information about factors that could cause actual results to differ materially from these projected in such forward-looking statements is included in Markel Group's most recent annual report on Form 10-K, quarterly report on Form 10-Q and current report(s) on Form 8-K, including under the captions "Risk Factors" and "Safe Harbor and Cautionary Statement." Markel Group undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law.

This recording also may include references to or discussion of certain non-GAAP financial measures. You may find the most directly comparable GAAP measures and a reconciliation to GAAP for these measures in Markel Group's Q1 2025 and Q4 2024 quarterly results press releases, most recent annual report on Form 10-K, and quarterly report on Form 10-Q. Markel Group's Q1 2025 and Q4 2024 quarterly results press releases, Form 10-K, Form 10-Q and Form 8-K can be found on our website at mklgroup.com under "Investor relations-Financials."

MARKEL GROUP

Simple can be harder than complex. You have to work hard to get your thinking clean to make it simple. But it’s worth it in the end because once you get there, **you can move mountains.**

Steve Jobs

1

Reshaped leadership

2

Reestablished full accountability

3

Realigned around clear strategy

MARKEL GROUP

CULTURE

CAPITAL

LEADERS

ESSENTIALS


MARKEL GROUP
= a business


MARKEL
GROUP


MARKEL
GROUP



MARKEL GROUP

Markel Group is a home for businesses designed to relentlessly compound your capital over decades.



"Invert. Always invert."

What gets in the way of
a business being a compounder?

It lacks **quality**

It lacks **diversity**

It lacks **financial strength**

It has **friction**

It has **no place to reinvest**

Quality: We seek to be a market leader in each of our pursuits

Other market leading businesses

Global leading insurance businesses

Publicly traded businesses

Diversity: With earnings coming from a broad array of sources

>$7 billion
in adj. operating income over last 5 years

Segment	Source	Adj. operating income
Markel Ventures	21 companies	~$2.1 billion
Investments	Short term + Cash	~$0.6 billion
	Fixed Income (US Treasuries, Municipal bonds)	~$1.8 billion
Insurance	StateNational, NEPHILA	~$0.8 billion
	MARKEL	~$1.9 billion

Other ways we increase earnings per share over time...

- Public equities
- Growth in float
- Repurchases

Note: Five-year adjusted operating income (2020-2024)

Financial strength: Built on a strong financial foundation


~$6.8 billion
Cash + ST (incl. restricted cash)
~$3.9 billion
FV of debt

Cash balance
>
Fair value of debt

Note: As of March 31, 2025.


98%
AA rating or better

Highly liquid fixed income portfolio

Note: As of March 31, 2025.


'05
'06
'07
'08
'09
'10
'11
'12
'13
'14
'15
'16
'17
'18
'19
'20
'21
'22
'23
'24

Redundant reserves in 20 of the last 20 years

Note: 2005 through 2024.

Financial strength: And an efficient model for generating returns


Public equity returns
+
Insurance income
Increased total returns
Total returns
Required capital
−
Diversified cash flow
Lower capital required
Capital required

Minimal friction: Lower cost and greater efficiency add to long-term returns

Lower cost structure


Operating costs
20%
over hurdle
Performance fee
200
basis points
Management fee
~40
basis points
Expenses
Fund model
Markel Ventures

Note: Markel Ventures average expenses (2022-2024).

Fully deployed capital


Returns over time
Markel Group
~400
Basis points
Fund model
1
2
3
4
5
Investment period (years)

Note: Assumes 10% annual return.

Tax efficiency


Unrealized gain
(public equity portfolio)
~$2
billion
~$8
billion
2014
Q1 2025

Note: As of March 31, 2025.

Reinvestment: We have runway to continue compounding


#4
ranking
$92
billion
US E&S mkt


~$12
billion
~$125
trillion
Global stock mkt


VSC
~$23
billion
US fire protection

Insurance

~3% share of US E&S market

2% share of London market

Public equities

<.01 of 1% of publicly traded equities

Markel Ventures

21 businesses with opportunity for growth

Reinvestment: We make long-term investments



We believe this investment will solidify

Cottrell's position as the leader in our industry,

enabling us to meet increasing customer demand while maintaining our high standards of quality.

Reinvestment: And are uniquely positioned to capitalize on opportunities



Front row seat to information



Not reliant on capital markets



Ability to pivot



People want to do business with us


Consistently generate earnings
Keep going
Productively redeploy earnings

Markel Group is a home for businesses designed to relentlessly compound shareholder capital over decades.

MARKEL
GROUP

Stock price



>15% CAGR since 1986
8.6% CAGR in last five years
Price
$8
$1,726
1986
38 years
2024

MARKEL GROUP

Intrinsic value per share



18%
CAGR in last five years
2019
2024

MARKEL GROUP

Note: see Appendix A for calculation

Adjusted operating income


$615
$784
$992
$1,235
$1,483
$1,689
2019
2020
2021
2022
2023
2024
Three-year average ($M)

Note: see Appendix B for reconciliation

Operating income ❯ Intrinsic value ❯ Shareholder returns



MARKEL GROUP

Our core insurance business hasn't reached its potential. To deliver on our promise to you, it must.







Markel Insurance: Why we exist and how we win

Why we exist	We provide **specialty insurance products that are not commonly available** in mainstream commercial insurance

How we win

- We build **teams of experts** to **focus on customers** in specific areas of the specialty insurance market
- We **trust and empower these teams** and hold them accountable for results and progress against their long-term strategic plans
- We have developed a **solid reputation** for two main things:

1	Having market leading expertise in the areas in which we trade
2	Consistently doing the right thing

What our shareholders are saying

"MKL was considered best in class. But its underwriting performance and recent deals appear to have removed the shine."

Analyst

"Frustrating to see Markel not keep up."

Investor

"Investment required across talent and technology to keep pace with growing competition."

Investor

The performance that our shareholders see

Reported combined ratio	2020	2021	2022	2023	2024	5-yr average
Kinsale Capital Group	86.7%	77.1%	77.9%	75.4%	76.4%	**78.7%**
RLI Different Works	92.0%	86.8%	84.4%	86.6%	86.2%	**87.2%**
Chubb	96.1%	89.1%	87.6%	86.5%	86.6%	**89.2%**
Berkley	94.9%	89.6%	89.3%	89.7%	90.3%	**90.8%**
Arch	101.3%	95.6%	93.7%	86.4%	88.8%	**93.2%**
Markel	97.7%	90.4%	91.8%	98.4%	95.2%	**94.7%**

Note: Arch excludes Mortgage segment
Source: Public financial statements

Steps we are taking to improve performance

- Absolute clarity on strategy
- Simplify structure
- Empower leaders

The new structure of Markel Insurance



Simon Wilson
CEO Insurance



Wendy Houser — ~$2.9B
US Wholesale and Specialty
Core E&S specialty insurance in the US



Alex Martin — ~$3.7B
Programs and Solutions
Portfolio of specialty businesses



Andrew McMellin — ~$2.5B
International
International specialty insurance businesses



Don Bahr — ~$1.2B
Reinsurance
Provides capacity to global insurers

Note: Totals above represent 2024 GWP

Tailwinds to support continued growth in US E&S market



Wendy Houser
US Wholesale and Specialty


$39
$47
$62
$75
$86
$92
2019
2020
2021
2022
2023
2024

US E&S insurance direct written premiums ($B)

MARKEL GROUP

Note: DWP for Admitted and E&S include policy underwritten under A&H line by P&C insurers
Source: S&P CapIQ Pro

Programs and Solutions is a portfolio of businesses with strong positions today



Alex Martin
Programs and Solutions

Personal Lines	Programs & Partnerships	Surety	Bermuda Specialty Lines	Worker's Comp & Small Commercial
~$1,490M GWP	~$860M GWP	~$190M GWP	~$690M GWP	~$480M GWP

Note: Personal Lines includes Hagerty; Programs & Partnerships includes Insurtech; totals may not sum due to rounding; Totals above represent 2024 GWP

Markel International



Andrew McMellin
International

We built a profitable $2.5 billion franchise…



International GWP ($B)
+15%
$1.3
$1.5
$1.8
$2.1
$2.3
$2.5
2019
2020
2021
2022
2023
2024

	2019	2020	2021	2022	2023	2024
UW profit (in $Ms)	16	-219	174	98	254	468
COR:	99%	118%	88%	94%	87%	77%

with 25 offices and over 1,500 employees



Netherlands
UK
Germany & Austria
Canada
Ireland
Switzerland
China
US
India
Hong Kong
Spain
France
UAE
Malaysia
Singapore
Australia

We will shift allocated expense towards the business to empower leaders



Shared service allocations as a percent of controllable expenses
50%
40%
30%
20%
10%
0%
17%
46%
2006 - 2008 Average
2022 - 2024 Average

Conclusion | The road ahead

We remain a great business positioned to win	The market is moving towards us
We are simplifying our trading structure to align with customers	Our shared service model will be federated

When we empower our leaders, we win.

MARKEL CORPORATION

Markel Service, Inc. was organized in 1930, and over the years established an outstanding reputation internationally in the truck, excess/surplus and special risk insurance fields. As a result, its younger and smaller subsidiaries have sometimes operated in the shadow of the imposing parent company, without the same stimulation and motivation for independent growth. Fifty years later, Markel Corporation was formed as the holding company owning Markel Service, Inc. and all of its subsidiaries. Its centralized management intends to help each company become a separate profit center, developing its own identity and reputation, and its own place and penetration in its segment of the market place.

> *The final objective is for each operating company to become independently strong and large enough to require minimum support from the holding company.*

Markel Corporation plans to stay and grow within the insurance industry and its service related fields. In these areas, the expertise of personnel will always be more important than the product itself. This dependence on people is why the company's philosophy of participative management by objectives for results is essential. The concept involves participation in the setting of corporate goals by all employees, regardless of level, and a mutual striving to accomplish them. This necessitates an employment plan emphasizing quality rather than quantity, attracting the right people through good compensation, benefit and education programs, and above all, by offering opportunities for personal growth within the organization.

The Company will work continuously with its subsidiaries to increase sales of their proven product lines and services, and to make delivery to the customer as efficient as possible. However, new products and new services will be developed to meet the ever-changing needs of clients. Innovation will always be a key factor in marketing planning. Increased diversification results in less dependence on any one market segment in a very volatile industry.

If the human resource and marketing objectives are achieved, proper financial results will be forthcoming. This is essential for the continued growth of the company and its employees. Markel was established a long time ago and intends to remain in business for many more years. Thus, short term profits will be sacrificed if necessary, when there is conflict with the long range planning.

Markel Corporation will strive to assist each subsidiary and its personnel in reaching their ultimate potential. The final objective is for each operating company to become independently strong and large enough to require minimum support from the holding company.

Appendix A

Intrinsic value per share calculation

(in thousands, except per share amounts and earnings multiple)	Years Ended December 31,					
	2024	2023	2022	2021	2020	2019
Adjusted operating income - 3-year average	**$ 1,688,962**	$ 1,482,617	$ 1,235,097	$ 991,789	$ 783,867	$ 615,418
Earnings multiple	**12**	12	12	12	12	12
Earnings valuation	**$ 20,267,544**	$ 17,791,404	$ 14,821,164	$ 11,901,468	$ 9,406,404	$ 7,385,016
Equity securities	**11,784,521**	9,577,871	7,671,912	9,023,927	6,994,110	7,590,755
Short-term investments and cash and cash equivalents	**6,217,577**	6,318,442	6,806,694	5,778,478	6,375,835	4,269,055
Senior long-term debt and other debt	**(4,330,341)**	(3,779,796)	(4,103,629)	(4,361,266)	(3,484,023)	(3,534,183)
Redeemable noncontrolling interests and noncontrolling interests	**(553,075)**	(541,965)	(585,945)	(484,238)	(260,534)	(185,111)
Intrinsic value	**$ 33,386,226**	$ 29,365,956	$ 24,610,196	$ 21,858,369	$ 19,031,792	$ 15,525,532
Commons shares outstanding	**12,790**	13,132	13,423	13,632	13,783	13,794
Intrinsic value per share	**$ 2,610.34**	$ 2,236.21	$ 1,833.43	$ 1,603.46	$ 1,380.82	$ 1,125.53

Note: see Appendix B for reconciliation of adjusted operating income

Appendix B

Adjusted operating income 3-year average reconciliation

	Years Ended December 31,							
(dollars in thousands)	**2024**	2023	2022	2021	2020	2019	2018	2017
Operating income (loss)	**$ 3,712,562**	$ 2,928,828	$ (93,336)	$ 3,241,505	$ 1,273,884	$ 2,477,346	$ 39,759	$ 216,606
Add: Amortization and impairment	**181,472**	180,614	258,778	160,539	159,315	148,638	315,128	80,758
Less: Net investment gains (losses)	**1,807,219**	1,524,054	(1,595,733)	1,978,534	617,979	1,601,722	(437,596)	(5,303)
Less: Dividends on equity securities	**142,367**	116,911	107,213	98,099	89,303	100,222	90,840	82,096
Adjusted operating income	**$ 1,944,448**	$ 1,468,477	$ 1,653,962	$ 1,325,411	$ 725,917	$ 924,040	$ 701,643	$ 220,571
Adjusted operating income - 3-year average	**$ 1,688,962**	$ 1,482,617	$ 1,235,097	$ 991,789	$ 783,867	$ 615,418		